                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 4, 2001





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


    Minnesota                     0-25620                       41-1459569
 (State or other              (Commission file               (I.R.S. Employer
 jurisdiction of                  number)                   Identification No.)
  incorporation)



                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Exhibit     Description of Exhibit
         -------     ----------------------

         99          Press release dated January 4, 2001

Item 9.  Regulation FD Disclosure.
         ------------------------

         On January 4, 2001, A.S.V., Inc. ("A.S.V.") and Polaris Industries, Inc. ("Polaris") entered into a Manufacturing and Distribution Agreement which gives Polaris the right to market and sell an A.S.V.- built, rubber track, all-surface utility loader similar to A.S.V.'s RC-30 product. The utility loader will bear the Polaris brand name and will be sold through the Polaris dealer network.

         A.S.V. will continue to market and sell its RC-30 under the A.S.V. brand name through its own dealer network.

         For additional information, see the press release included as Exhibit 99 hereto.

 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2001



                                              A.S.V., Inc.


                                              By: /s/ Gary D. Lemke
                                                 ----------------------------
                                              Its: President
                                                   --------------------------


                                 EXHIBIT INDEX
                                 -------------

        Exhibit         Description of Exhibit
        -------         ----------------------

          99            Press release dated January 4, 2001